UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2011

VALERO ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-13175	74-1828067
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Valero Way San Antonio, Texas 78249

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (210) 345-2000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This amendment on Form 8-K/A amends that certain current report on Form 8-K dated April 28, 2011 in order to add the text in Section B. (appearing at the end of this report) regarding Valero’s decision on how frequently it will include a stockholder vote on the compensation of executives in Valero’s proxy materials.

Item 5.07 Submission of Matters to a Vote of Security Holders.

A. The 2011 annual meeting of the stockholders of Valero Energy Corporation (the “Company” or “Valero”) was held on April 28, 2011. Matters voted on at the annual meeting and the results thereof were as follows:

(1)	Proposal 1: Elect four Class II directors. The election of each director was approved as follows.

	September 30,	September 30,	September 30,
Ronald K. Calgaard	shares voted	required vote *	vote received
for	399,409,782	>50.0%	97.72%
against	9,331,911
abstain	636,550
broker non-votes	69,307,585

	September 30,	September 30,	September 30,
Stephen M. Waters	shares voted	required vote *	vote received
for	401,970,793	>50.0%	98.38%
against	6,604,330
abstain	803,120
broker non-votes	69,307,585

	September 30,	September 30,	September 30,
Randall J. Weisenburger	shares voted	required vote *	vote received
for	404,835,346	>50.0%	99.04%
against	3,918,999
abstain	623,898
broker non-votes	69,307,585

	September 30,	September 30,	September 30,
Rayford Wilkins, Jr.	shares voted	required vote *	vote received
for	394,785,702	>50.0%	96.58%
against	13,970,899
abstain	621,642
broker non-votes	69,307,585

(2)	Proposal 2: Approve an amendment of the Certificate of Incorporation to eliminate classification of the board of directors. Proposal 2 was approved as follows:

	September 30,	September 30,	September 30,
Proposal 2	shares voted	required vote *	vote received
for	470,209,019	>80.0%	82.54%
against	5,601,094
abstain	2,875,715
broker non-votes	n/a

(3)	Proposal 3: Ratify the appointment of KPMG LLP to serve as Valero’s independent registered public accounting firm for the fiscal year ending December 31, 2011. Proposal 3 was approved as follows:

	September 30,	September 30,	September 30,
Proposal 3	shares voted	required vote *	vote received
for	473,385,868	>50.0%	98.89%
against	4,508,855
abstain	791,105
broker non-votes	n/a

(4)	Proposal 4: Approve the 2011 Omnibus Stock Incentive Plan. Proposal 4 was approved as follows:

	September 30,	September 30,	September 30,
Proposal 4	shares voted	required vote *	vote received
for	355,297,589	>50.0%	86.79%
against	53,049,001
abstain	1,031,653
broker non-votes	69,307,585

(5)	Proposal 5: Vote on an advisory resolution to ratify the 2010 compensation of the named executive officers listed in the proxy statement. Proposal 5 was approved as follows:

	September 30,	September 30,	September 30,
Proposal 5	shares voted	required vote *	vote received
for	276,157,661	>50.0%	67.46%
against	131,857,260
abstain	1,363,322
broker non-votes	69,307,585

(6)

Proposal 6: Recommend the frequency of stockholder votes on executive compensation. Stockholders recommended to hold stockholder votes on executive compensation every year. The votes were apportioned as follows:

	September 30,	September 30,	September 30,
Proposal 6	shares voted	required vote *	vote received
one year	388,898,325	n/a	95.00%
two years	1,515,187		0.37%
three years	16,337,931		3.99%
abstain	2,626,800		0.64%

Stockholder Proposals:

(7)	Proposal 7: Vote on a stockholder proposal entitled, “Disclosure of Political Contributions.” Proposal 7 was not approved. Voting results for Proposal 7 are as follows:

	September 30,	September 30,	September 30,
Proposal 7	shares voted	required vote *	vote received
for	108,177,223	>50.0%	26.42%
against	194,847,171
abstain	106,353,849
broker non-votes	69,307,585

(8)	Proposal 8: Vote on a stockholder proposal entitled, “Review of Political Contributions.” Proposal 8 was not approved. Voting results for Proposal 8 are as follows:

	September 30,	September 30,	September 30,
Proposal 8	shares voted	required vote *	vote received
for	111,825,521	>50.0%	27.32%
against	209,150,269
abstain	88,402,453
broker non-votes	69,307,585

(9)	Proposal 9: Vote on a stockholder proposal entitled, “Report on Steps Taken to Reduce Risk of Accidents.” Proposal 9 was not approved. Voting results for Proposal 9 are as follows:

	September 30,	September 30,	September 30,
Proposal 9	shares voted	required vote *	vote received
for	136,658,847	>50.0%	33.38%
against	178,683,160
abstain	94,036,236
broker non-votes	69,307,585

*	Notes:

Required votes. For Proposal 1, as required by Valero’s bylaws, each director is to be elected by the vote of a majority of votes cast with respect to that director’s election. As required by Valero’s Certificate of Incorporation, the affirmative vote of at least 80 percent of the voting power of the outstanding stock was required for approval of Proposal 2. Proposals 3, 4, 5, 7, 8, and 9 required approval by the affirmative vote of a majority of the voting power of the shares present in person or by proxy at the Annual Meeting and entitled to vote. Proposal 6 sought recommendation from Valero’s stockholders among four available voting choices.

Effect of abstentions. Shares voted to abstain are treated as “present” for purposes of determining a quorum. In the election of directors, pursuant to Valero’s bylaws, shares voted to abstain are not deemed to be “votes cast,” and are accordingly disregarded. When, however, approval for a proposal requires (a) the affirmative vote of a majority of the voting power of the issued and outstanding shares of the company, or (b) the affirmative vote of a majority of the voting power of the shares present in person or by proxy and entitled to vote, then shares voted to abstain have the effect of a negative vote.

Effect of broker non-votes. Brokers holding shares for the beneficial owners of such shares must vote according to specific instructions received from the beneficial owners. If specific instructions are not received, in some instances, a broker may nevertheless vote the shares in the broker’s discretion. But under New York Stock Exchange (NYSE) rules, brokers are precluded from exercising voting discretion on certain proposals without specific instructions from the beneficial owner. This results in a “broker non-vote” on the proposal. A broker non-vote is treated as “present” for purposes of determining a quorum, has the effect of a negative vote when approval for a particular proposal requires the affirmative vote of a majority of the voting power of the issued and outstanding shares of the company, and has no effect when approval for a proposal requires the affirmative vote of a majority of the voting power of the shares present in person or by proxy and entitled to vote. Per the NYSE’s rules, brokers had discretion to vote at the Annual Meeting on Proposals 2 and 3 only.

B.

Frequency of Stockholder Votes on Executive Compensation. Valero has determined to include annually in its proxy materials a stockholder vote on compensation of executives as required by section 14A(a)(2) of the Securities and Exchange Act of 1934.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO ENERGY CORPORATION

Date: January 25, 2012	By:	/s/ Jay D. Browning
Jay D. Browning
Senior Vice President and Secretary